Exhibit 99.1

June 9, 2016

Ronald A. Durando, CEO

mPhase Technologies, Inc.

777 Passaic Avenue

Clifton, NJ 07012

Dear Mr. Durando:

This is to confirm that the client-auditor relationship between mPhase Technologies, Inc. (Commission File Number (000-30202) and Buchbinder Tunick & Company, LLP ceased effective June 9, 2016.

Sincerely,

/s/ Demetrius Berkower, LLC
Demetrius Berkower, LLC

CC:	Office of the Chief Accountant

SECPSLetter@sec.gov

Via:	E Mail Ronald A. Durando, CEO

c/o mpHASE Technologies, Inc.